INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
SCHEDULE OF EFFECTIVE INCOME TAX RATES RECONCILIATION

	2020	2019
Tax benefit at U.S. statutory rate	$(1,021,163)	$143,216
State taxes, net of federal benefit	(260,154)	35,189
Change in fair value of convertible bridge notes and derivatives	792,877	222,129
Other permanent differences	60,941	37,509
Change in valuation allowance	427,499	(438,042)
	$—	$—

SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and liabilities for the years ended December 31, 2020 and 2019 consisted of the following:

	2020	2019
Net operating loss carry-forward	$2,657,931	$2,229,303
Accrued expenses	80,676	87,888
Stock based compensation	50,944	44,861
Deferred revenue	-	—
Depreciation expense	-	—
Net deferred tax assets	2,789,552	2,362,052
Valuation allowance	(2,789,552)	(2,362,052)
Total net deferred tax asset	$—	$—